USAA(R) logo appears here.







                              USAA FLORIDA TAX-FREE
                                   MONEY MARKET Fund




                                          [Image appears here.]




                                     Semiannual Report

--------------------------------------------------------------------------------
        September 30, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      MESSAGE FROM THE PRESIDENT                                       2

      INVESTMENT OVERVIEW                                              5

      MANAGER'S COMMENTARY ON THE FUND                                 7

      PORTFOLIO HIGHLIGHTS                                            11

      SHAREHOLDER VOTING RESULTS                                      13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     15

         Notes to Portfolio of Investments                            21

         Statement of Assets and Liabilities                          22

         Statement of Operations                                      23

         Statements of Changes in Net Assets                          24

         Notes to Financial Statements                                25

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA FLORIDA TAX-FREE MONEY MARKET FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

2

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                              "THE QUICK RESPONSE OF

                                                MONETARY AND FISCAL

                                            POLICYMAKERS IS ENCOURAGING..."

--------------------------------------------------------------------------------


               It was already difficult to predict the timing of an economic recovery before the September 11 attacks on America. Now, it's even tougher. History offers numerous examples of our economy's ability to recover and grow in the face of incredible obstacles. But right now, economists, financial experts, and investors alike are grappling with the question: When will the economy improve?

               The short-term picture is uncertain. September's events may weaken economic sectors that had remained strong during the slowdown earlier in the year. Most importantly, we could see a drop in consumer confidence--the key factor in our economy's stability.

               The consumer has some understandable fears. With corporations aggressively cutting both capital spending and employees, job security is a real concern. In addition, the American public

 ...CONTINUED
--------------------------------------------------------------------------------


               is uneasy about our nation's internal security. Until we know more about the outcome of the current geopolitical conflict, consumers may take a "wait and see" approach to spending.

               Faced with a decline in business activity and uncertainty about a consumer-led rebound, the Federal Reserve Board (the Fed) has cut short-term interest rates aggressively to stimulate the economy. The Fed will probably remain biased toward additional rate reductions until current world events play out and we start to see indicators of economic growth. And, at this writing, the current administration is considering a substantial economic stimulus package. The quick response of monetary and fiscal policymakers is encouraging for all of us who hope for a return to healthy levels of economic growth.

               We expect that the Fed will begin to raise short-term interest rates from their lowest levels in nearly 40 years once the econ-omy shows solid signs of recovery.

               In the equity markets, we also hope to see better days at some point in the future. We all know that bear markets don't last forever, but the key question is: When will this market turn? We don't pretend to know the answer to this question. But I'd like to leave you with some information that may assist you in making informed investment decisions.

               A consensus estimate of S&P 500 earnings calls for an earnings bottom in the first quarter of 2002. Historically, the bear mar-ket has generally bottomed and a new bull market has begun well before earnings actually bottom by an average of about nine

4

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               months. The time span between this estimated earnings low and the current bear market low that was reached on September 21 (as indicated by the S&P 500 Index decline of 36.8%) is about six months. Although it is too early to conclude that the bear market is over, this historic trend may indicate that we could be closer to the end of the bear market than the beginning.

               USAA Investments is committed to providing you with commentary on the markets that may help you determine and plan your investment strategy in any market situation. Visit USAA Market Commentary on the Investments page at USAA.COM.

               We truly appreciate the opportunity to serve you. Thank you for your business.


               Sincerely,


               \s\ Christopher W .Claus

               Christopher W. Claus
               President and Vice Chairman of the Board







               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

               THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THE S&P 500 INDEX.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA FLORIDA TAX-FREE MONEY MARKET FUND



OBJECTIVE
--------------------------------------------------------------------------------

               High level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax and a further objective of preserving capital and maintaining liquidity.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in high-quality Florida tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value of $1.*

               * AN  INVESTMENT  IN A  MONEY  MARKET  FUND  IS  NOT  INSURED  OR
                 GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                                                  09/30/01           3/31/01
--------------------------------------------------------------------------------
Net Assets                                     $122.2 Million     $114.2 Million
Net Asset Value Per Share                           $1.00             $1.00

--------------------------------------------------------------------------------
           Average Annual Total Returns and 7-day Yield as of 9/30/01
--------------------------------------------------------------------------------
 3/31/01 to 9/30/01  1 YEAR   5 YEARS   SINCE INCEPTION ON 10/1/93   7-DAY YIELD
       1.34%**        3.13%    3.23%               3.14%               1.87%


** TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

               TOTAL RETURN EQUALS INCOME RETURN AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS AND RETURNS FLUCTUATE. THE SEVEN-DAY YIELD QUOTATION MORE CLOSELY REFLECTS CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA FLORIDA TAX-FREE MONEY MARKET FUND


                             7-DAY YIELD COMPARISON
                             ----------------------

A chart in the form of a line graph appears here illustrating the comparison of the 7-day yield of the USAA Florida Tax-Free Money Market Fund and the iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds. The data is for the period 9/25/2000 to 9/24/2001.

                   USAA FLORIDA TAX-FREE
                     MONEY MARKET FUND             IMONEYNET AVERAGE
                   ---------------------           -----------------
09/25/00                  3.92%                          3.54%
10/30/00                  3.89%                          3.52%
11/27/00                  3.97%                          3.58%
12/18/00                  3.63%                          3.29%
01/29/01                  3.50%                          3.21%
02/26/01                  3.44%                          2.80%
03/26/01                  3.36%                          2.79%
04/30/01                  4.01%                          3.36%
05/21/01                  2.94%                          2.45%
06/25/01                  2.88%                          2.40%
07/30/01                  2.45%                          2.10%
08/27/01                  2.01%                          1.69%
09/24/01                  1.86%                          1.62%


DATA REPRESENT THE LAST MONDAY OF EACH MONTH. ENDING DATE 9/24/01.



               The graph tracks the Fund's seven-day yield against iMoneyNet, Inc. State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of money market fund yields. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



[Photograph of the Portfolio
 Manager appears here.]
                                          Regina G. Shafer, CFA


--------------------------------------------------------------------------------

HOW DID THE USAA FLORIDA TAX-FREE MONEY MARKET FUND PERFORM?

               The USAA Florida Tax-Free Money Market Fund's seven-day yield ranged from a high of 4.19% in April to a low of 1.84% in September. The Fund ended the six-month period with a seven-day yield of 1.87%. The change in yields reflected the change in the tax-exempt market interest rates.

               The Fund ranked 9 out of 187 state-specific tax-free money market funds for the six-month period ended September 30, 2001, according to iMoneyNet, Inc. The Fund's six-month total return was 1.34% for the period, compared to a 1.12% average return for all state-specific tax-exempt money market funds ranked by iMoneyNet.





               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 6 FOR THE IMONEYNET, INC. DEFINITION.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               Market participants' concern about the current economic picture grew as important economic indicators such as consumer confidence and unemployment continued to signal a slowdown. In response, the Federal Reserve Board (the Fed) lowered the federal funds rate five times in the past six months. The latest cut of 0.50% on September 17 was made on the heels of terrorist attacks on the United States that occurred just days earlier. This last cut brought the federal funds rate to 3.00%.

               On October 2, the Fed lowered the federal funds rate another 0.50% to 2.50%. The federal funds rate is now at its lowest since the Fed started using the target rate to set monetary policy.

               Our tax-exempt money market rates have fallen as well. The Bond Buyer One-Year Note Index ranged from a high of 3.23% in mid-April to 2.14% in September--a drop of more than 1.00%. Likewise, the Bond Market Association Municipal Swap Index that measures the average seven-day variable-rate demand note (VRDN) peaked in April at 4.45% but ended the six-month period at 2.28%.







               THE BOND BUYER ONE-YEAR NOTE INDEX IS REPRESENTATIVE OF YIELDS ON 10 LARGE ONE-YEAR, TAX-EXEMPT NOTES.

               THE BOND MARKET ASSOCIATION MUNICIPAL SWAP INDEX IS A SEVEN-DAY, HIGH-GRADE MARKET INDEX COMPOSED OF TAX-EXEMPT VARIABLE-RATE DEMAND NOTES TRACKED BY MUNICIPAL MARKET DATA, AN ORGANIZATION THAT MONITORS THE PERFORMANCE OF THE MUNICIPAL BOND MARKET.

 ...CONTINUED
--------------------------------------------------------------------------------


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               The strategy during this period of declining rates and economic slowdown was to extend the average maturities of the securities in the Fund when there were attractive opportunities in longer-term notes or bonds. We also continued to purchase and hold VRDNs and medium-term commercial paper. The longer-term notes and bonds provided some protection as rates continued to decline, whereas the VRDNs and commercial paper provided both liquidity and flexibility to the Fund.

               Our research team plays an important role in analyzing the credit strength of each security that we own. As you can imagine, this analysis becomes more difficult in a period when the economy is slowing down, so we are careful in reviewing each sector of the Fund's portfolio: municipalities, corporate guarantors, and letter-of-credit banks.

WHAT IS THE OUTLOOK?

               The majority of economists believe that the U.S. economy will continue to show signs of weakness until late this year or early next year. We expect that the Fed will continue to lower the federal funds rate in an effort to stabilize the economy and boost business and consumer confidence.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               The tax-exempt money market should also continue to see rates trend downward during this period, although supply and demand pressures could also have an impact on our short-term rates. Recent increased issuance of notes in the tax-exempt market may drive short-term rates higher than they have been in the recent past, somewhat mitigating the decline in rates in the short run. Remember, in the tax-exempt market, when supply is high, short-term rates rise to maintain the attractiveness of certain securities (primarily VRDNs) to investors.

               Thank you for your continued trust in USAA and the USAA Florida Tax-Free Money Market Fund.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                                 PORTFOLIO MIX
                                    9/30/01


A pie chart is shown here depicting the Portfolio Mix as of September 30, 2001 of the USAA Florida Tax-Free Money Market Fund to be:

Fixed-Rate Instruments - 17.8%; Put Bonds - 4.9%; and Variable-Rate Demand Notes
- 76.9%.


     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.


     YOU WILL FIND A LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-20.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                       CUMULATIVE PERFORMANCE OF $10,000
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the cumulative performance of a $10,000 investment in the USAA Florida Tax-Free Money Market Fund. The data is from 10/01/1993 through 09/30/2001. The data points from the graph are as follows:

USAA FLORIDA TAX-FREE MONEY MARKET FUND
YEAR                  AMOUNT
--------              -------
10/01/93              $10,000
03/31/94               10,096
09/30/94               10,218
03/31/95               10,384
09/30/95               10,570
03/31/96               10,749
09/30/96               10,923
03/31/97               11,094
09/30/97               11,281
03/31/98               11,464
09/30/98               11,652
03/31/99               11,813
09/30/99               11,988
03/31/00               12,183
09/30/00               12,419
03/31/01               12,639
09/30/01               12,808



DATA SINCE INCEPTION ON 10/1/93 THROUGH 9/30/01.



               The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Florida Tax-Free Money Market Fund.

               Past performance is no guarantee of future results, and the value of your investment will vary according to the Fund's performance. Some income may be subject to federal, state, or local taxes, or to the federal alternative minimum tax. For seven-day yield information, please refer to the Fund's Investment Overview.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS


               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA State Tax-Free Trust, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A and 4 are for the USAA Florida Tax-Free Money Market Fund, a series of the Company.


PROPOSAL 1
--------------------------------------------------------------------------------

               Proposal to elect Trustees as follows:


                                                                        VOTES
               DIRECTORS                     VOTES FOR                  WITHHELD
               -----------------------------------------------------------------
               Robert G. Davis               90,246,077                1,315,561

               Christopher W. Claus          90,246,077                1,315,561

               David G. Peebles              90,246,077                1,315,561

               Michael F. Reimherr           90,246,077                1,315,561

               Richard A. Zucker             90,246,077                1,315,561

               Barbara B. Dreeben            90,246,077                1,315,561

               Robert L. Mason, Ph.D.        90,246,077                1,315,561

               Laura T. Starks, Ph.D.        90,246,077                1,315,561

14

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS


PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                ABSTAIN
               -----------------------------------------------------------------
                   70,286,090               5,981,865              1,358,446


PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.


               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                       FOR                   AGAINST                ABSTAIN
               -----------------------------------------------------------------
                   71,892,750               4,780,768               952,882

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)

CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

          VARIABLE-RATE DEMAND NOTES (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is generally adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with regulatory requirements.

          PUT BONDS - provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

          FIXED-RATE INSTRUMENTS - consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

          CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust.

          The Fund's investments consist of securities that meet the require-ments to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally consist of securities rated in one of the two highest categories for short-term securities or, if not rated, of comparable quality at the time of purchase. The Manager also attempts to minimize credit risk in the Fund through rigorous internal credit research.

16

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


         (PRE)   Prerefunded to a date prior to maturity.
         (LOC)   Enhanced by a bank letter of credit.
         (LIQ)   Enhanced by a bank or nonbank liquidity agreement.
         (NBGA)  Enhanced by a nonbank guarantee agreement.
         (INS)   Scheduled principal and interest payments are insured by:
                 (1)  MBIA, Inc.
                 (2)  AMBAC Financial Group, Inc.
                 (3)  Financial Guaranty Insurance Co.
                 (4)  Financial Security Assurance Holdings Ltd.


PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS
--------------------------------------------------------------------------------

         CP      Commercial Paper
         IDA     Industrial Development Authority/Agency
         IDRB    Industrial Development Revenue Bond
         MERLOT  Municipal Exempt Receipts-Liquidity Optional Tender
         MFH     Multifamily Housing
         PCRB    Pollution Control Revenue Bond
         RB      Revenue Bond
         TAN     Tax Anticipation Note

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)



PRINCIPAL                                                   COUPON          FINAL
   AMOUNT   SECURITY                                          RATE       MATURITY     VALUE
-------------------------------------------------------------------------------------------
            VARIABLE-RATE DEMAND NOTES (76.9%)

            FLORIDA
 $  2,155   Brevard County Educational Facilities
              Auth. RB, Series 2001A (LOC)                    2.50%    11/01/2031  $  2,155
    1,130   Brevard County Mental Health Facilities RB,
              Series 1994C (LOC)                              2.35      1/01/2010     1,130
    1,500   Broward County Education Research and
              Training Auth. IDRB, Series 1997 (LOC)          2.35      8/01/2004     1,500
    7,000   Capital Projects Finance Auth. RB,
              Series 2000H (LIQ)                              2.45     12/01/2030     7,000
    9,200   Capital Trust Agency MFH RB,
              Series 1999A (NBGA)c                            2.43     12/01/2032     9,200
            Dade County IDA RB,
    2,400     Series 1982                                     2.90     11/15/2017     2,400
    1,000     Series 1985B (LOC)                              2.20      1/01/2016     1,000
    3,300     Series 1985D (LOC)                              2.20      1/01/2016     3,300
    3,450   Department of Juvenile Justice
              Certificate of Lease Series 1998,
              MERLOT, Series 2000 000 (LIQ) (INS)1,c          2.39      6/15/2019     3,450
   11,880   Gulf Breeze Healthcare Facilities RB,
              Series 1999 (NBGA)c                             2.48      1/01/2024    11,880
    1,400   Halifax Hospital Medical Center RB,
              Series 1998 (LOC)                               2.30     12/01/2013     1,400
    3,770   Housing Finance Agency MFH RB,
              Series 1990B (NBGA)                             2.35     12/01/2009     3,770
    5,200   Jacksonville Health Facilities Auth.
              Hospital RB, Series 1996 (LOC)                  2.75      5/01/2021     5,200
    4,045   Lee County IDA Health Care RB,
              Series 1999 (LOC)                               2.32     12/01/2029     4,045
      800   Martin County PCRB, Series 2000                   2.85      7/15/2022       800
            Orange County Health Facilities Auth. RB,
      655     Series 1998 (LOC)                               2.35     11/01/2028       655
    7,600     Series 2000A (LIQ)                              2.45      6/01/2030     7,600
            Orange County IDA RB,
    3,000     Series 1998 (LOC)                               2.30     10/01/2018     3,000
    3,940     Series 2000A (LOC)                              2.30      3/01/2025     3,940
   10,665   Palm Beach County Health Facilities
              Auth. RB, Series 1999B                          3.25     12/10/2014    10,665
    4,700   St. Petersburg Health Facilities Auth. RB,
              Series 1999 (LOC)                               2.38      1/01/2024     4,700


18

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)



PRINCIPAL                                                   COUPON          FINAL
   AMOUNT   SECURITY                                          RATE       MATURITY     VALUE
-------------------------------------------------------------------------------------------
 $  1,000   Volusia County Housing Finance Auth. RB,
              Series 1985C (LOC)b                             2.35%     9/01/2005  $  1,000
    4,150   Wauchula IDA RB, Series 1993 (LOC)                2.30     12/01/2013     4,150
                                                                                    -------
            Total variable-rate demand notes (cost: $93,940)                         93,940
                                                                                    -------

            PUT BONDS (4.9%)

            FLORIDA
    1,000   Indian River County Hospital District RB,
              Series 1989 (LOC)                               2.60     10/01/2019     1,000
    5,000   Jacksonville PCRB, Series 1994                    2.55      9/01/2024     5,000
                                                                                    -------
            Total put bonds (cost: $6,000)                                            6,000
                                                                                    -------

            FIXED-RATE INSTRUMENTS (17.8%)

            FLORIDA (14.5%)
    1,000   Broward County Sales Tax Revenue CP
              Notes, Series A                                 2.60     10/05/2001     1,000
    1,810   Dade County Guaranteed Entitlement RB,
              Series 1995B (INS)1,a                           3.15      2/01/2002     1,791
    1,000   Fort Pierce Utilities Auth. RB,
              Series 1999A (INS)2                             4.10     10/01/2001     1,000
    1,000   Halifax Hospital Medical Center TAN,
              Series 2001                                     3.75      3/15/2002     1,002
      500   Jacksonville Electric Auth. RB,
              Series 1995 6-C                                 6.50     10/01/2001       500
    5,000   Kissimmee Utility Auth. CP Notes,
              Series 2000B                                    2.40     10/01/2001     5,000
    1,260   Leesburg Capital Improvement Hospital RB,
              Series 1991A (PRE)                              7.38      7/01/2011     1,326
    2,800   Miami-Dade County School District TAN,
              Series 2001                                     3.50      6/27/2002     2,821
      830   Ocala Electric System RB,
              Series 2001 (INS)4                              3.50     10/01/2002       838
      190   Ocala Water & Sewer RB,
              Series 2001A (INS)3                             4.00     10/01/2002       193
    1,225   Sunrise Utility Systems RB,
              Series 1996A (INS)2,a                           3.35     10/01/2001     1,225
    1,105   Tallahassee Consolidated Utility
              Systems RB, Series 2001 (INS)3                  4.00     10/01/2001     1,105


PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)



PRINCIPAL                                                   COUPON          FINAL
   AMOUNT   SECURITY                                          RATE       MATURITY     VALUE
-------------------------------------------------------------------------------------------
            PUERTO RICO (3.3%)
 $  4,000   Government Development Bank CP                    2.30%    11/13/2001  $  4,000
                                                                                   --------
            Total fixed-rate instruments (cost: $21,801)                             21,801
                                                                                   --------

            TOTAL INVESTMENTS (COST: $121,741)                                     $121,741
                                                                                   ========


20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

         Hospitals                                                 17.2%
         Banks                                                     15.3
         Health Care - Miscellaneous                               11.8
         Multifamily Housing                                       11.4
         Education                                                  7.4
         Electric/Gas Utilities - Municipal                         5.2
         Electric Utilities                                         4.7
         Buildings                                                  4.6
         Community Service                                          3.8
         Special Assessment/Tax                                     3.5
         Real Estate Tax/Fee                                        3.1
         Water/Sewer Utilities - Municipal                          2.9
         Appropriated Debt                                          2.8
         Sales Tax                                                  2.3
         Services - Data Processing                                 2.0
         U.S. Government                                            1.1
         Other                                                      0.5
                                                                   ----
         Total                                                     99.6%
                                                                   ====

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Zero-coupon security. Rate represents the effective yield at date of purchase. At September 30, 2001, these securities represented 2.5% of the Fund's net assets.

          (b) This security was purchased within the terms of a private placement memorandum and is subject to a seven-day demand feature. Under procedures adopted by the Trust's Board of Trustees, the Manager has determined that this security is liquid. At September 30, 2001, this security represented 0.8% of the Fund's net assets.

          (c) These securities are not registered under the Securities Act of 1933. Resells of these securities in the United States may occur in exempt transactions to qualified institutional buyers as defined by Rule 144A and as such are generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees. At September 30, 2001, these securities represented 20.1% of the Fund's net assets.





              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


ASSETS

   Investments in securities                                            $121,741
   Cash                                                                      161
   Receivables:
      Capital shares sold                                                    482
      Interest                                                               333
   Prepaid expense                                                             3
                                                                        --------
         Total assets                                                    122,720
                                                                        --------
LIABILITIES

   Capital shares redeemed                                                   403
   USAA Investment Management Company                                         37
   USAA Transfer Agency Company                                                6
   Accounts payable and accrued expenses                                      13
   Dividends on capital shares                                                22
                                                                        --------
         Total liabilities                                                   481
                                                                        --------
            Net assets applicable to capital shares outstanding         $122,239
                                                                        ========
REPRESENTED BY:

   Paid-in capital                                                      $122,239
                                                                        ========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                        122,239
                                                                        ========
   Net asset value, redemption price, and offering price per share      $   1.00
                                                                        ========



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED)


NET INVESTMENT INCOME

   Interest income                                                       $1,975
                                                                         ------
   Expenses:
      Management fees                                                       215
      Administrative and servicing fees                                      21
      Transfer agent's fees                                                  35
      Custodian's fees                                                       24
      Postage                                                                 7
      Shareholder reporting fees                                              6
      Trustees' fees                                                          7
      Registration fees                                                       2
      Professional fees                                                      17
      Insurance                                                              11
      Other                                                                   4
                                                                         ------
         Total expenses                                                     349
      Expenses reimbursed                                                   (13)
      Expenses paid indirectly                                               (1)
                                                                         ------
         Net expenses                                                       335
                                                                         ------
               Net investment income                                     $1,640
                                                                         ======



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2001 (UNAUDITED),
AND YEAR ENDED MARCH 31, 2001


FROM OPERATIONS                                       9/30/2001        3/31/2001
                                                      --------------------------
   Net investment income                              $  1,640         $  4,291
                                                      --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                (1,640)          (4,291)
                                                      --------------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                            59,776          192,318
   Dividend reinvestments                                1,517            3,985
   Cost of shares redeemed                             (53,247)        (193,905)
                                                      --------------------------
      Increase in net assets from
          capital share transactions                     8,046            2,398
                                                      --------------------------
   Net increase in net assets                            8,046            2,398

NET ASSETS

   Beginning of period                                 114,193          111,795
                                                      --------------------------
   End of period                                      $122,239         $114,193
                                                      ==========================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                          59,776          192,318
   Shares issued for dividends reinvested                1,517            3,985
   Shares redeemed                                     (53,247)        (193,905)
                                                      --------------------------
      Increase in shares outstanding                     8,046            2,398
                                                      ==========================



   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of two separate funds. The information presented in this semiannual report pertains only to the USAA Florida Tax-Free Money Market Fund (the Fund). The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax and shares that are exempt from the Florida intangible personal property tax, with a further objective of preserving capital and maintaining liquidity.

           A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Pursuant to SEC Rule 2a-7, securities in the Fund are stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

              2. Securities that cannot be valued by the methods set forth above and all other assets are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Trust's Board of Trustees.

           B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


           C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities.

           D. PREPAID EXPENSE - The Fund, along with other USAA money market funds, is covered under an insurance policy issued by ICIM Reinsurance Company. The purpose of this coverage is to protect the Fund against bond defaults and similar events that could negatively affect the value of portfolio securities of money market funds. The Fund amortizes the insurance premium over the life of the policy.

           E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended September 30, 2001, custodian fee offset arrangements reduced expenses by $1,000.

           F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 15% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended September 30, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (unaudited)


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Costs of purchases and proceeds from sales/maturities of securities for the six-month period ended September 30, 2001, were $167,569,000 and $159,642,000, respectively.

          The  cost  of  securities,   for  federal  income  tax  purposes,   is
          approximately the same as that reported in the financial statements.


(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

           A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. Management fees are computed as a percentage of aggregate average net assets of the USAA Florida Tax-Free Income and USAA Florida Tax-Free Money Market funds combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based on average net assets.

              Effective August 1, 2001, the Manager terminated the voluntary agreement to limit the annual expenses of the Fund to 0.50% of its annual average net assets. The statement of operations for the six-month period ended September 30, 2001, reflects a reimbursement of a portion of the Fund's expenses up to the date of termination of the agreement.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


           B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager receives a fee computed at an annualized rate of 0.10% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

           C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. Effective August 1, 2001, the annual charge per account was reduced from $28.50 to $25.50.

           D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA FLORIDA TAX-FREE MONEY MARKET FUND
SEPTEMBER 30, 2001 (UNAUDITED)


(7) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                             SIX-MONTH
                            PERIOD ENDED
                            SEPTEMBER 30,                        YEAR ENDED MARCH 31
                            ---------------------------------------------------------------------------------
                               2001            2001           2000          1999          1998          1997
                            ---------------------------------------------------------------------------------
Net asset value at
   beginning of period       $   1.00       $   1.00       $   1.00       $  1.00       $  1.00       $  1.00
Net investment income             .01            .04            .03           .03           .03           .03
Distributions from net
   investment income             (.01)          (.04)          (.03)         (.03)         (.03)         (.03)
                            ---------------------------------------------------------------------------------
Net asset value at
   end of period             $   1.00       $   1.00       $   1.00       $  1.00       $  1.00       $  1.00
                            =================================================================================
Total return (%) *               1.34           3.75           3.14          3.05          3.34          3.20
Net assets at end
   of period (000)           $122,239       $114,193       $111,795       $98,616       $89,799       $87,053
Ratio of expenses to
   average net assets (%)         .54a,b,c       .50            .50           .50           .50           .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)             .56a,b         .53            .53           .51           .52           .57
Ratio of net investment
   income to average
   net assets (%)                2.65a          3.69           3.13          3.00          3.28          3.15



  * Assumes reinvestment of all dividend income distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Effective August 1, 2001, the Manager terminated its voluntary agreement to limit the Fund's expense ratio to 0.50% of the Fund's average annual net assets.

NOTES
--------------------------------------------------------------------------------

32

NOTES
--------------------------------------------------------------------------------

                     TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                LEGAL COUNSEL   Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                    TELEPHONE   Call toll free - Central Time
             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                                Saturday, 8:30 a.m. to 5 p.m.
                                Sunday, 11:30 a.m. to 8 p.m.

                  FOR ACCOUNT   1-800-531-8448,
                   SERVICING,   (in San Antonio) 456-7202
                EXCHANGES, OR
                  REDEMPTIONS

              RECORDED MUTUAL   24-hour service (from any phone)
            FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                  MUTUAL FUND   (from touch-tone phones only)
            USAA TOUCHLINE(R)   For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

              INTERNET ACCESS   USAA.COM
                                                                        Recycled
                                                                           Paper

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